UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2010
Date of Report (Date of earliest event reported)

FormulaWon, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-150424	[●]
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer Identification No.)

2801 Ocean Park Blvd., Suite 355
Santa Monica, California 90405
(Address of principal executive offices) (Zip Code)

(888) 631-8555
(Registrant’s telephone number, including area code)

2800 Neilson Way #910
Santa Monica, CA 90405
 (Former Address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS AND INFORMATION

This Current Report on Form 8-K (this “Report”), the other reports, statements, and information that we have previously filed or that we may subsequently file with the Securities and Exchange Commission (the “SEC”), and public announcements that we have previously made or may subsequently make include, may include or may incorporate by reference certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to enjoy the benefits of that act. Unless the context is otherwise, the forward-looking statements included or incorporated by reference in this Report and those reports, statements, information and announcements address activities, events or developments that Reach Messaging, Inc., a California corporation (herein after referred to as “we,” “us,” “our,” or “our Company” unless context otherwise requires) expects or anticipates, will or may occur in the future. Any statements in this Report about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “will continue,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” and similar expressions. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Report. All forward-looking statements concerning economic conditions, rates of growth, rates of income or values as may be included in this document are based on information available to us on the dates noted, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results may differ materially from those in such forward-looking statements due to fluctuations in interest rates, inflation, government regulations, economic conditions and competitive product and pricing pressures in the geographic and business areas in which we conduct operations, including our plans, objectives, expectations and intentions and other factors discussed elsewhere in this Report.

The risk factors referred to in this Report could materially and adversely affect our business, financial conditions and results of operations and cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us, and you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made and we do not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. The risks and uncertainties described below are not the only ones we face.  New factors emerge from time to time, and it is not possible for us to predict which will arise. There may be additional risks not presently known to us or that we currently believe are immaterial to our business. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner.  Under such circumstances, you may lose all or part of your investment.

The industry and market data contained in this Report are based either on our management’s own estimates or, where indicated, independent industry publications, reports by governmental agencies or market research firms or other published independent sources and, in each case, are believed by our management to be reasonable estimates. However, industry and market data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market shares. We have not independently verified market and industry data from third-party sources. In addition, consumption patterns and customer preferences can and do change. As a result, you should be aware that market share, ranking and other similar data set forth herein, and estimates and beliefs based on such data, may not be verifiable or reliable.

Item 1.01 Entry Into Material Definitive Agreement

Share Exchange Agreement

As more fully described in Item 2.01 below, on February 3, 2010, we entered into a Share Exchange Agreement (the “Share Exchange Agreement”) by and between FormulaWon, Inc., a Delaware corporation (the “Company”) and Reach Messaging, Inc., a California corporation (“Reach Messaging”).  The closing of the transaction (the “Closing”) took place on February 3, 2010 (the “Closing Date”).

Pursuant to the Share Exchange Agreement, we issued 48,000,000 shares of our common stock to the shareholders of Reach Messaging, representing 44% of the Company’s issued and outstanding stock, not including any share issuances for the financing transaction or the consulting services described in more detail below.

This transaction is more fully discussed in Item 2.01 of this Current Report. This brief discussion is qualified by reference to the provisions of the Share Exchange Agreement which is attached in full to this Current Report as Exhibit 2.1.

Financing Transaction

In connection with the closing of the Share Exchange Agreement, on February 3, 2010, we entered into a Subscription Agreement for the sale of shares of common stock of the Company aggregating $315,000 at a per share purchase price of $0.05 (the “Subscription Agreement”). A copy of the Subscription Agreement is attached hereto as Exhibit 10.1.  Pursuant to the Subscription Agreement, we sold 6,300,000 shares of common stock.  Additionally, we issued 368,000 shares of common stock as a finder’s fee in conjunction with the sale.

The financing closed simultaneously with the Share Exchange Agreement.

Business Consulting Agreements

In connection with the closing of the Share Exchange Agreement, we entered into consulting agreements with five separate service providers to provide us business consulting advice and certain guidance in this transaction and on-going work.  As consideration for their services, we agreed to issue these consultants an aggregate of 12,000,000 shares of our common stock.

Item 2.01 Completion of Acquisition and Disposition of Assets

Closing of the Share Exchange Agreement

On the Closing Date, pursuant to the Share Exchange Agreement, the shareholders of Reach Messaging exchanged 48,000,000 shares of common stock of Reach Messaging, representing 100% of the issued and outstanding stock of Reach Messaging, for 48,000,000 newly issued shares of the Company’s common stock, par value $0.001 per share, representing 44% of the Company’s issued and outstanding common stock, not including the shares issued to investors in our financing transaction or to consultants for their services rendered.

Immediately following the Closing, the Company intends to change its name to Reach Messaging Holdings, Inc to better reflect its business.

Pursuant to the terms of the Share Exchange Agreement, Fitra Iriani, the sole officer and director of the Company, agreed to cancel 76,860,000 shares of the Company’s common stock held in her name.

Additionally, simultaneous to the Closing, we closed on a financing transaction in the aggregate amount of $315,000 and issued 6,300,000 shares of common stock to certain accredited investors and an additional 368,000 shares to a finder pursuant to the terms of a finder’s agreement.

As more fully described in Item 5.02 below, on the Closing Date, Fitra Iriani, resigned from all positions held and Reach Messaging simultaneously appointed executive officers and three members of the Board of Directors of the Company.  The Board of Directors now consists of three members, each serving terms until a vote can take place at the next annual meeting of the Company, pursuant to the By-laws of the Company.

BUSINESS

General

We were incorporated in the state of California as of September 19, 2007.  Reach Messaging (hereinafter the “Company”) was formed to assist publishers and advertisers reaching the millions of ‘tweens’, teens and ‘generation Y’ through the Internet and mobile Instant Messaging platforms.

Reach Messaging is a technology development and media distribution company. The Company began in the Bot development business when we contracted with America Online (“AOL”) to build 4 Bots to run on their “AIM” network. The AIM Network is s an instant messaging and presence computer program that uses the proprietary OSCAR instant messaging protocol and the TOC protocol to allow registered users to communicate in real time. It was released by the American Online company in May 1997. These 4 Bots, GossipinGabby, SportsFanStan, My TV Bud and ProfGilzot are currently the most popular Bots on the AIM Network as measured by the AOL host infrastructure. Reach Messaging has also built numerous Bots in the retail field (AOL Shortcuts) and in the education field (PurdueBuddy). Differentiating features from other Bot vendors and platforms include instant messaging gaming (TD Mania, celeb hangman), sports score alerts, instant messaging surveys and interactive polls and quizzes. Our partners have included Waste Management, Britney Spears, Alloy Media, AOL, Hearst Publishing, Purdue University and Stylecaster.

Through the use of ‘IM Bots’ (or “Bots”) and web properties, Reach Messaging currently touches over 1,500,000 unique users on a monthly basis.  An IM Bot is a screen name that can respond automatically to the Instant Messages (“IM” or “IMs”) or text messages it receives. It is capable of maintaining high volume IM conversations with multiple users simultaneously. IM Bots allow publishers to easily provide dynamic content and information via IM or another instant messaging technology called SMS (“Short Message Service”). They allow users to create real-time interactive experiences, such as providing song lyrics, state capitals, jokes, celeb gossip, TV line-up, sporting news or pictures, to a large audience on demand. IM Bots can initiate conversations to users that have the Bot on their Buddy List or if they have subscribed to receive alerts (i.e. celeb gossip, sports scores).

Our unique technology will position us to become the IM and SMS solution for media partners, high school and university networking, retail outlets and service industry communications.  Currently, Reach Messaging has 5 applications that appear on every AOL users AOL Instant Messaging buddy list:

GossipinGabby:  Our most popular Bot.  It was launched in June 2008 and this Bot reports on celebrity news.  It has 600,000 monthly unique users and over 2.6 million page views.  This Bot features polls, quizzes and jokes related to celebrity news.

SportsFanStan:  This Bot was launched in August 2008 and has everything related to sports.  This Bot is very popular with guys between the ages of 13 and 25.  It has 150,000 monthly unique visitors and over 1 million monthly page views.  On NFL game day, this Bot provides over 200,000 game day alerts to users.  This Bot features polls and sports scoring alerts.

MyTVBud:  This Bot was launched in February 2009 and provides users with updates on TV shows and news related to TV stars.  It has 170,000 monthly unique visitors and over 700,000 monthly page views.  It provides over 36,000 subscribers with update alerts and features polls, quizzes and videos related to current TV shows.

ProfGilzot:  This Bot was launched in June 2007 and is focused on education and educational trivia.  It was the first content Bot provided by AOL Instant Messenger.  This Bot has 140,000 unique monthly visitors and over 1,400,000 monthly page views.  Over 51,000 subscribers receive alerts from this Bot.

LivGreene:  This Bot was launched in January 2008 with the intent of providing environmentally friendly tips to subscribers.  It has 115,000 monthly unique visitors and over 460,000 monthly page views.  It has 12,000 subscribers who receive alerts and this Bot provides tips for living healthier and protecting the environment.

The growth of handheld and other mobile devices makes the products offered by us relevant. Reach Messaging intends to apply the experience it has gained over the past several years and launch products on new technology platforms including Android, Apple iPhone and Blackberry, and to new communication protocols including SMS. Reach Messaging is also exploring other opportunities on web-based platforms including Facebook.

Location and Facilities

Our corporate mailing address is 2801 Ocean Park Blvd, Suite 355, Santa Monica, California 90405. Our employees work virtually throughout the United States.

Employees

Currently there are 4 employees. We periodically utilize contractors and consultants to perform additional services.

Legal Proceedings

In the normal course of our business we may periodically become subject to various lawsuits.  Currently there are no legal actions pending against us nor, to our knowledge, are any such proceedings contemplated.

Material Contracts

Employment Agreements

On February 3, 2010 we entered into an employment agreement with Shane Gau to become our Chief Executive Officer. We have agreed to pay to Mr. Gau a salary of $180,000 per year. Mr. Gau will be eligible to receive a performance bonus of up to 50% of his annual compensation, which, if earned, will be paid one-half in cash and one-half in shares of the Company’s common stock.  The performance bonus will be paid upon the executive achieving certain objectives during the 2010 fiscal year. This compensation can be accrued based on our cash demands, and our available cash balances as payment of wages and bonuses come due.  A copy of his employment agreement is attached hereto as Exhibit 10.2.

On February 3, 2010 we entered into an employment agreement with David R. Wells to become our Chief Financial Officer. We have agreed to pay to Mr. Wells at the rate of $160,000 per year based on the actual amount of time spent related to Company activities, as mutually agreed with the Chief Executive Officer. Mr. Wells will be eligible to receive a performance bonus of up to 30% of his annual compensation (as earned as noted above), which, if earned, will be paid one-half in cash and one-half in shares of the Company’s common stock.  The performance bonus will be paid upon the executive achieving certain objectives during the 2010 fiscal year. This compensation can be accrued based on our cash demands, and our available cash balances as payment of wages and bonuses come due.  A copy of his employment agreement is attached as Exhibit 10.3.

Each executive is also entitled to participate in benefit programs offered to other executives of Reach Messaging, including, life, health, dental, accident, disability, or other insurance programs; pension, profit-sharing, 401(k), savings, or other retirement programs, although we are not obligated to adopt or maintain any particular benefit program.

Consulting Agreements

On February 3, 2010, we entered into consulting agreements with five separate service providers to provide us business consulting advice and certain guidance in this transaction and on-going work.  As consideration for their services, we agreed to issue these consultants an aggregate of 12,000,000 shares of our common stock.

RISK FACTORS

The common shares offered are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. Accordingly, prospective investors should carefully consider, along with other matters referred to herein, the following risk factors in evaluating our business before purchasing any common shares.  This Report contains forward-looking statements that involve risks and uncertainties.  Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the following risk factors and elsewhere in this Report.

Risks Relating to Our Business

WE HAVE A LIMITED OPERATING HISTORY THAT YOU CAN USE TO EVALUATE US, AND THE LIKELIHOOD OF OUR SUCCESS MUST BE CONSIDERED IN LIGHT OF THE PROBLEMS, EXPENSES, DIFFICULTIES, COMPLICATIONS AND DELAYS FREQUENTLY ENCOUNTERED BY A SMALL DEVELOPING COMPANY.

We were incorporated in California in September 2007. We have no significant assets or financial resources. The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company starting a new business enterprise and the highly competitive environment in which we will operate. Since we have a limited operating history, we cannot assure you that our business will be profitable or that we will ever generate sufficient revenues to meet our expenses and support our anticipated activities.

WE NEED TO MANAGE GROWTH IN OPERATIONS TO MAXIMIZE OUR POTENTIAL GROWTH AND ACHIEVE OUR EXPECTED REVENUES AND OUR FAILURE TO MANAGE GROWTH WILL CAUSE A DISRUPTION OF OUR OPERATIONS RESULTING IN THE FAILURE TO GENERATE REVENUE.

In order to maximize potential growth in our current and potential markets, we believe that we must expand our marketing operations. This expansion will place a significant strain on our management and our operational, accounting, and information systems. We expect that we will need to continue to improve our financial controls, operating procedures, and management information systems. We will also need to effectively train, motivate, and manage our employees. Our failure to manage our growth could disrupt our operations and ultimately prevent us from generating the revenues we expect.

In order to achieve the above-mentioned targets, the general strategies of our Company are to maintain and search for hard-working employees who have innovative initiatives; on the other hands, our Company will also keep a close eye on expanding opportunities.

IF WE NEED ADDITIONAL CAPITAL TO FUND OUR GROWING OPERATIONS, WE MAY NOT BE ABLE TO OBTAIN SUFFICIENT CAPITAL AND MAY BE FORCED TO LIMIT THE SCOPE OF OUR OPERATIONS.

If adequate additional financing is not available on reasonable terms, we may not be able to undertake expansion, continue our marketing efforts and we would have to modify our business plans accordingly. There is no assurance that additional financing will be available to us.

In connection with our growth strategies, we may experience increased capital needs and accordingly, we may not have sufficient capital to fund our future operations without additional capital investments. Our capital needs will depend on numerous factors, including (i) our profitability; (ii) the release of competitive products by our competition; (iii) the level of our investment in research and development; and (iv) the amount of our capital expenditures, including acquisitions. We cannot assure you that we will be able to obtain capital in the future to meet our needs.

Even if we do find a source of additional capital, we may not be able to negotiate terms and conditions for receiving the additional capital that are acceptable to us. Any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders. In addition, new equity or convertible debt securities issued by us to obtain financing could have rights, preferences and privileges senior to our common stock. We cannot give you any assurance that any additional financing will be available to us, or if available, will be on terms favorable to us.

NEED FOR ADDITIONAL EMPLOYEES.

Our Company’s future success also depends upon its continuing ability to attract and retain highly qualified personnel. Expansion of our Company’s business and the management and operation will require additional managers and employees with industry experience, and the success of the Company will be highly dependent on the Company’s ability to attract and retain skilled management personnel and other employees. Competition for such personnel is intense. There can be no assurance that we will be able to attract or retain highly qualified personnel. Competition for skilled personnel in our industry is significant. This competition may make it more difficult and expensive to attract, hire and retain qualified managers and employees. Our Company’s inability to attract skilled management personnel and other employees as needed could have a material adverse effect on the Company’s business, operating results and financial condition. Our Company’s arrangement with its current employees is at will, meaning its employees may voluntarily terminate their employment at any time. We anticipate that the use of stock options, restricted stock grants, stock appreciation rights, and phantom stock awards will be valuable in attracting and retaining qualified personnel. However, the effects of such plan cannot be certain.

OUR FUTURE SUCCESS IS DEPENDENT, IN PART, ON THE PERFORMANCE AND CONTINUED SERVICE OF OUR OFFICERS.

We are presently dependent to a great extent upon the experience, abilities and continued services of Shane Gau, David R. Wells and Jason Campbell, our management team.  The loss of services of Mr. Gau, Mr. Wells or Mr. Campbell could have a material adverse effect on our business, financial condition or results of operation.

WE ARE IN AN INTENSELY COMPETITIVE INDUSTRY AND THERE CAN BE NO ASSURANCE THAT WE WILL BE ABLE TO COMPETE WITH OUR COMPETITORS WHO MAY HAVE GREATER RESOURCES.

We could face strong competition within the local area by competitors in the instant messaging platform industry who could duplicate the model.  These competitors may have substantially greater financial resources and marketing, development and other capabilities than the Company.  In addition, there are very few barriers to enter into the market for our services.  There can be no assurance, therefore, that any of our competitors, many of whom have far greater resources will not independently develop services that are substantially equivalent or superior to our services.  Therefore, an investment in the Company is very risky and speculative due to the competitive environment in which the Company intends to operate.

OUR ABILITY TO CONTINUE TO DEVELOP AND EXPAND OUR PRODUCT OFFERINGS TO ADDRESS EMERGING CONSUMER DEMANDS AND TECHNOLOGICAL TRENDS WILL IMPACT OUR FUTURE GROWTH. IF WE ARE NOT SUCCESSFUL IN MEETING THESE BUSINESS CHALLENGES, OUR RESULTS OF OPERATIONS AND CASH FLOWS WILL BE MATERIALLY AND ADVERSELY AFFECTED.

Our ability to implement solutions for our customers incorporating new developments and improvements in technology which translate into productivity improvements for our customers and to develop product offerings that meet the current and prospective customers’ needs are critical to our success. The markets we serve are highly competitive. Our competitors may develop solutions or services which make our offerings obsolete. Our ability to develop and implement up to date solutions utilizing new technologies which meet evolving customer needs in internet and mobile instant messaging platforms solutions will impact our future revenue growth and earnings.

OUR FUTURE SUCCESS IS DEPENDENT UPON OUR ABILITY TO PROTECT OUR INTELLECTUAL PROPERTY.

We may not be able to protect unauthorized use of its intellectual property and take appropriate steps to enforce our rights.  Although management does not believe that its services infringes on the intellectual rights of others, there is no assurance that the Company may not be the target of infringement or other claims.  Such claims, even if not true, could result in significant legal and other costs associated and may be a distraction to management.  We plan to rely on a combination of copyright, trade secret, trademark laws and non-disclosure and other contractual provisions to protect our proprietary rights.  We use and intend to use the trademark “Reach Messaging” name and logo.  We intend to file federal trademark applications for “Reach Messaging” and to secure the Internet trade domain “www.reachmessaging.com” and related logo. There can be no assurance that the registrations applied for will be accepted.  Because the policing of intellectual and intangible rights may be difficult and the ideas and other aspects underlying our business model may not in all cases be protectable under intellectual property laws, there can be assurance that we can prevent competitors from marketing the same or similar products and services.

Risks Associated with Our Shares of Common Stock

BROAD DISCRETION OF MANAGEMENT TO USE OF PROCEEDS.

Our Company’s management will have broad discretion with respect to the expenditure of the net proceeds of this Offering. Accordingly, Subscribers will be entrusting their funds to the Company’s management, upon whose judgment they must depend, with limited information concerning the specific working capital requirements and general corporate purposes to which the funds will be ultimately applied.

RESTRICTED SECURITIES; LIMITED TRANSFERABILITY.

Purchase of the Securities should be considered a long-term, illiquid investment. The Securities have not been registered under the Act, are being offered by reason of a specific exemption from registration and are “restricted securities” under Rule 144 promulgated under the Act, and cannot be sold without registration under the Act or any exemption from registration. In addition, the Securities will not be registered under any state securities laws that would permit their transfer. Because of these restrictions and the absence of a trading market for the Securities, a Subscriber will likely be unable to liquidate an investment even though other personal financial circumstances would dictate such liquidation.

  OUR COMMON STOCK IS QUOTED ON THE OTC BULLETIN BOARD WHICH MAY HAVE AN UNFAVORABLE    IMPACT ON OUR STOCK PRICE AND LIQUIDITY.

Our common stock is quoted on the OTC Bulletin Board.  The OTC Bulletin Board is a significantly more limited market than the New York Stock Exchange or Nasdaq system.  The quotation of our shares on the OTC Bulletin Board may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future.

IF WE FAIL TO ESTABLISH AND MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROL, WE MAY NOT BE ABLE TO REPORT OUR FINANCIAL RESULTS ACCURATELY OR TO PREVENT FRAUD.  ANY INABILITY TO REPORT AND FILE OUR FINANCIAL RESULTS ACCURATELY AND TIMELY COULD HARM OUR REPUTATION AND ADVERSELY IMPACT THE TRADING PRICE OF OUR COMMON STOCK.

Effective internal control is necessary for us to provide reliable financial reports and prevent fraud.  If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed.  As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operation and access to capital.  We have not performed an in-depth analysis to determine if in the past un-discovered failures of internal controls exist, and may in the future discover areas of our internal control that need improvement.

OUR SHARES OF COMMON STOCK ARE VERY THINLY TRADED, AND THE PRICE MAY NOT REFLECT OUR VALUE AND THERE CAN BE NO ASSURANCE THAT THERE WILL BE AN ACTIVE MARKET FOR OUR SHARES OF COMMON STOCK EITHER NOW OR IN THE FUTURE.

Our shares of common stock are very thinly traded, and the price if traded may not reflect our value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. The market liquidity will be dependent on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. If a more active market should develop, the price may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in the securities. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

OUR COMMON STOCK ARE CLASSIFIED AS A “PENNY STOCK” AS THAT TERM IS GENERALLY DEFINED IN THE SECURITIES EXCHANGE ACT OF 1934 TO MEAN EQUITY SECURITIES WITH A PRICE OF LESS THAN $5.00. OUR COMMON STOCK WILL BE SUBJECT TO RULES THAT IMPOSE SALES PRACTICE AND DISCLOSURE REQUIREMENTS ON BROKER-DEALERS WHO ENGAGE IN CERTAIN TRANSACTIONS INVOLVING A PENNY STOCK.

            We will be subject to the penny stock rules adopted by the Securities and Exchange Commission  (“SEC”) that require brokers to provide extensive disclosure to its customers prior to executing trades in penny stocks. These disclosure requirements may cause a reduction in the trading activity of our Common Stock, which in all likelihood would make it difficult for our stockholders to sell their securities.

            Rule 3a51-1 of the Securities Exchange Act of 1934 establishes the definition of a "penny stock," for purposes relevant to us, as any equity security that has a minimum bid price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to a limited number of exceptions which are not available to us. It is likely that our shares will be considered to be penny stocks for the immediately foreseeable future. This classification severely and adversely affects any market liquidity for our Common Stock.

For any transaction involving a penny stock, unless exempt, the penny stock rules require that a broker or dealer approve a person's account for transactions in penny stocks and the broker or dealer receive from the investor a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased.  In order to approve a person's account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience and objectives of the person and make a reasonable determination that the transactions in penny stocks are suitable for that person and that that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, which, in highlight form, sets forth:

•	the basis on which the broker or dealer made the suitability determination, and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because of these regulations, broker-dealers may not wish to engage in the above-referenced necessary paperwork and disclosures and/or may encounter difficulties in their attempt to sell shares of our Common Stock, which may affect the ability of selling shareholders or other holders to sell their shares in any secondary market and have the effect of reducing the level of trading activity in any secondary market. These additional sales practice and disclosure requirements could impede the sale of our common stock, if and when our common stock becomes publicly traded. In addition, the liquidity for our common stock may decrease, with a corresponding decrease in the price of our common stock. Our Common Stock, in all probability, will be subject to such penny stock rules for the foreseeable future and our shareholders will, in all likelihood, find it difficult to sell their common stock.

MANGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes appearing elsewhere in this Report. This discussion and analysis may contain forward-looking statements based on assumptions about our future business. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth under “Risk Factors” and elsewhere in this Report.

Forward-Looking Statements

This Report contains forward-looking statements. The forward-looking statements are contained principally in, but not limited to, the sections entitled “Risk Factors,” “Management’s Discussion and Analysis or Plan of Operation” and “Business.” Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “ongoing,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in the section entitled “Risk Factors” in this Report. Accordingly, you should not unduly rely on these forward-looking statements, which speak only as of the date of this Report.

Unless required by law, we undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Report or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this Report.

Management cautions that these statements are qualified by their terms and/or important factors, many of which are outside of our control, and involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made, including, but not limited to, the following:

●        actual or anticipated fluctuations in our quarterly and annual operating results;
●        actual or anticipated product constraints;
●        decreased demand for our products resulting from changes in consumer preferences;
●        product and services announcements by us or our competitors;
●        loss of any of our key executives;
●        regulatory announcements, proceedings or changes;
●        announcements in the motorcycle community;
●        competitive product developments;
●        intellectual property and legal developments;
●        mergers or strategic alliances in the motorcycle industry;
●        any business combination we may propose or complete;
●        any financing transactions we may propose or complete; or
●        broader industry and market trends unrelated to its performance.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

Plan of Operation

The Company has not generated sufficient revenue so it intends to report its plan of operation below.  The ability of the Company to achieve its business objectives is contingent upon its success in raising additional capital until adequate revenues are realized from operations.

Reach Messaging is a technology development and media distribution company. Reach Messaging began in the Bot development business when they contracted with America Online (“AOL”) to build 4 Bots to run on their “AIM” network. The AIM Network is an instant messaging and presence computer program that uses the proprietary OSCAR instant messaging protocol and the TOC protocol to allow registered users to communicate in real time. It was released by the American Online company in May 1997. These 4 Bots, GossipinGabby, SportsFanStan, My TV Bud and ProfGilzot are currently the most popular Bots on the AIM Network as measured by as measured by the AOL host infrastructure. Reach Messaging has also built numerous Bots in the retail field (AOL Shortcuts) and in the education field (PurdueBuddy). Differentiating features from other Bot vendors and platforms include instant messaging gaming (TD Mania, celeb hangman), sports score alerts, instant messaging surveys and interactive polls and quizzes. Our partners have included Waste Management, Britney Spears, Alloy Media, AOL, Hearst Publishing, Purdue University and Stylecaster.

Through the use of ‘IM Bots’ (or “Bots”) and web properties, Reach Messaging currently touches over 1,500,000 unique users on a monthly basis.  An IM Bot is a screen name that can respond automatically to the Instant Messages (“IM” or “IMs”) or text messages it receives. It is capable of maintaining high volume IM conversations with multiple users simultaneously. IM Bots allow publishers to easily provide dynamic content and information via IM or another instant messaging technology called SMS (“Short Message Service”). They allow users to create real-time interactive experiences, such as providing song lyrics, state capitals, jokes, celeb gossip, TV line-up, sporting news or pictures, to a large audience on demand. IM Bots can initiate conversations to users that have the Bot on their Buddy List or if they have subscribed to receive alerts (i.e. celeb gossip, sports scores).

The Company’s unique technology will position it to become the IM and SMS solution for media partners, high school and university networking, retail outlets and service industry communications.  Currently, Reach Messaging has 5 applications that appear on every AOL users AOL Instant Messaging buddy list:

GossipinGabby:  Reach Messaging’s most popular Bot.  It was launched in June 2008 and this Bot reports on celebrity news.  It has 600,000 monthly unique users and over 2.6 million page views.  This Bot features polls, quizzes and jokes related to celebrity news.

SportsFanStan:  This Bot was launched in August 2008 and has everything related to sports.  This Bot is very popular with men between the ages of 13 and 25.  It has 150,000 monthly unique visitors and over 1 million monthly page views.  On NFL game day, this Bot provides over 200,000 game day alerts to users.  This Bot features polls and sports scoring alerts.

MyTVBud:  This Bot was launched in February 2009 and provides users with updates on TV shows and news related to TV stars.  It has 170,000 monthly unique visitors and over 700,000 monthly page views.  It provides over 36,000 subscribers with update alerts and features polls, quizzes and videos related to current TV shows.

ProfGilzot:  This Bot was launched in June 2007 and is focused on education and educational trivia.  It was the first content Bot provided by AOL Instant Messenger.  This Bot has 140,000 unique monthly visitors and over 1,400,000 monthly page views.  Over 51,000 subscribers receive alerts from this Bot.

LivGreene:  This Bot was launched in January 2008 with the intent of providing environmentally friendly tips to subscribers.  It has 115,000 monthly unique visitors and over 460,000 monthly page views.  It has 12,000 subscribers who receive alerts and this Bot provides tips for living healthier and protecting the environment.

The growth of handheld and other mobile devices makes the products offered by the Company relevant. 2010 will be a year of expansion and diversification for Reach Messaging. In addition to hiring a sales force to fully monetize the current Bot, SMS and web ad inventory, the Company anticipates taking the experience gained since its inception on the AIM Network and expect to migrate its most popular features and products to ubiquitous social platforms such as Facebook and MySpace, and to Mobile apps for the Android, iPhone and Blackberry devices. Reach Messaging is also exploring other opportunities on web-based platforms including Facebook.

Year ended December 31, 2008 Compared to the Year ended December 31, 2007

For the period ended December 31, 2008 we generated $205,632 in revenue from normal operations. We earned $120,882 in Lead Conversion revenue, which represents revenue earned through the converting of leads from our Bot agents into closed business for our advertisers. This is a substantial increase from the period ended December 2007 where we earned $1,367. Our revenue in 2007 were our first revenues, therefore the increase is due to a full year operations related to this revenue type. We also generated $60,000 in Hosting revenue, an increase of $50,000 from the year ended December 31, 2007, due to a contract with a well-known performer to provide hosting services. Our Bot sales were substantially unchanged in 2008 over 2007, $24,750 and $25,025 respectively, as we earned recurring revenue from long-term sales arrangements.

Our costs of revenue increased to $51,090 for the period ended December 31, 2008 from $19,053 for the period ended December 31, 2007 due mainly to our costs associated customizing advertising associated with our Lead conversion revenue.

Our operating expenses increased to $236,959 for the period ended December 31, 2008 from 73,714 for the period ended December 31, 2007 due mainly to increase Research and Development costs. Costs associated with the development of our Bot technology increased from $65,000 in 2007 to $223,950 in 2008, an increase of $158,950 or 245%.

Nine Months ended September 30, 2009 Compared to the Nine Months ended September 30, 2008

For the Nine months ended September 30, 2009 we generated $90,639 in revenue from normal operations compared to $143,240 for the Nine months ended September 30, 2008. We earned $45,639 in Lead Conversion revenue, which is advertising revenue generated through our Bot properties. This is a decrease from the period ended September 30, 2008 where we earned $73,490. This was due to the loss of certain customers in 2009 related to prevailing economic conditions. We also generated $45,000 in Hosting revenue which is the same for the period in 2007 due to a recurring revenue contract. Hosting revenue is a periodic fee charged to host and maintain a partners server and content related to the Bot properties. We had no revenue from Bot sales for the nine months ended September 30, 2009 compared to $24,750 for the nine months ended September 20, 2008 due to the loss of certain customers in 2009 related to prevailing economic conditions.

Our costs of revenue decreased to $24,477 for the nine months ended September 30, 2009 from $36,932 for the nine months ended September 30, 2008 due mainly to costs associated with the delivery of Bots which were $18,000 for the nine months ended September 30, 2008 but $0 for the nine months ended September 30, 2009 as we had no Bot revenue for that period, but were partially offset by increased costs associated with the customizing of advertising associated with our Lead Conversion revenue, which increased by $5,561 to $22,243 for the nine months ended September 30, 2009 compared to $16,682 in the same period in 2008.

Our operating expenses increased to $188,423 for the nine months ended September 30, 2009 from $144,451 for the nine months ended September 30, 2008 due mainly to increase Research and Development costs. Costs associated with the development of our Bot technology increased to $170,050 for the nine months ended September 30, 2009 from $135,000 for the nine months ended September 30, 2008, an increase of $35,050 or 26%.

Liquidity and Capital Resources

Our cash and cash equivalents of $8,656 and $372 for the periods ended September 30, 2009 and September 30, 2008 respectively. Despite capital contributions and sales, and both related party and third party loan commitments, we may experience cash flow shortages that can slow our expected growth. We have primarily financed our activities from sales of our capital stock and from loans from related and third parties.  A significant portion of the funds raised from the sale of capital stock will be used to cover working capital needs such as office expenses and various professional fees.

Our cash flow requirements during this period have been met by contributions of capital and debt financing.  We anticipate that financing will be required until such time as we are able to generate adequate cash flow from operations to support both our cash needs for normal operations, and to support the cash needs for our investment into additional resources and assets to support our growth.  Currently we cannot determine when either will occur and as such we will need to obtain financing to cover our costs for the foreseeable future.  No assurance can be given that these sources of financing will continue to be available.  If we are unable to generate profits, or unable to obtain additional funds for its working capital needs, we may have to curtail normal operations, or cease operations completely.

MANAGEMENT

Directors and Executive Officers

The following table sets forth, as of February 3, 2010, the names and ages of all of our directors and executive officers; and all positions and offices held.  The directors will hold such office until the next annual meeting of shareholders and until his or her successor has been elected and qualified.

Name	Age	Principal Positions With Us
Shane Gau	45	Chief Executive Officer and Chairman
Jason Campbell	38	Chief Technology Officer and Director
David R. Wells	47	Chief Financial Officer, Secretary and Director

The board of directors has no standing committees.

Family Relationships

There are no family relationships between the officers or directors of Reach Messaging.

Business Experience

The following summarizes the occupation and business experience of our officers and directors:

Shane Gau, Chief Executive Officer and Chairman

Shane Gau spent 12 years at AOL in numerous product and programming roles, including a principal product manager leading the AOL email and AIM product lines. He was also instrumental in launching Video@AOL. The last 4 years he has been Programming Director for AOL Network Solutions, where he launched and oversaw the AIM Bot and Expressions programs. Under his pervue, he grew the IP Bot relay program into a $3MM per year business and the AIM Expressions program generated over $2.5MM per year in 2009. He also grew the stable of AIM bots from 5 to over 100 and oversaw numerous initiatives that enabled partners to expand their reach on the AOL network. Prior to joining AOL, he spent 6 years as a US Navy Intel officer. He is fluent in French and Russian.

Jason Campbell, Chief Technology Officer and Director

Jason Campbell began private technical consulting in 1992 after serving as a PATRIOT missileman in Desert Storm. In 1994, he founded Got.net, which would become Santa Cruz's most successful Internet business services company, and the county's second largest consumer ISP.  From 1999 to 2001, Jay joined enterprise email solution provider Mirapoint in Sunnyvale as web platform manager and interim business solutions manager.  In 2002, Jay returned to project work by forming what would become Santa Cruz Tech, a consultancy focusing on emerging online technologies. SCT provided solutions to companies such as Yahoo!, the Center for Investigative Research, UC Berkeley, and several smaller web start-ups.  In 2007 Jay co-founded Reach Messaging to architect a platform capable of scalable interaction with an indefinite number of AOL AIM instant messaging users. He currently serves as CTO, translating customer needs into technical solutions and driving software development.

David R. Wells, Chief Financial Officer, Secretary and Director

Mr. Wells is a senior financial executive with substantial financial management expertise, including representing public companies in its SEC reporting and compliance, investor relations, Sarbanes-Oxley compliance and implementation and fund-raising, significant experience in startup companies managing finance, accounting, administration, human resources and information systems departments, specializing in the technology and services industries. From December 2005 to September 2009, Mr. Wells was the CFO of Voyant International Corporation (OTCBB: VOYT) where Mr. Wells was responsible for all SEC filings, finance and accounting for the Company and participating in acquisitions, fund-raising and budgeting for future growth. In 1988, Mr. Wells obtained his M.B.A. in finance from Pepperdine University and he holds an undergraduate from Seattle Pacific University in finance and entrepreneurship.

Employment Agreements / Terms of Office

We have entered into formal employment agreements with Mr. Gau our Chief Executive Officer and Mr. Wells, our Chief Financial Officer, copies of which are attached hereto as Exhibits. We have not entered into a formal written employment agreement with our Chief Technology Officer; however, we intend to enter into written employment agreements with him subsequent to the Closing.

Director Compensation

All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Option Plan

Currently there is no stock option plan. We intend to implement a stock option plan to attract and retain employees.

Certain Relationships and Related Transactions

We will present all possible transactions between us and our officers, directors or 5% stockholders, and our affiliates to the board of directors for our consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information concerning stock ownership of all persons known by us to own beneficially five percent (5%) or more of the outstanding Common Stock, each director and certain executive officers and directors as a group, and as adjusted to reflect the sale of the total amount of Shares offered hereby.

Name of Beneficial Owner	Number of Common Shares Owned	Percentage of Class of Common Stock (1)
Shane Gau	14,000,000	11.0%
Jason Campbell	14,000,000	11.0%
David R. Wells	6,000,000	4.7%	(2)

(1)	Based on 126,699,901 common shares issued outstanding, including the 6,668,000 shares issued to the PIPE investors and 12,000,000 shares issued to the consultants.
(2)
4,800,000 shares granted to Mr. Wells on February 3, 2010 are subject to a lock-up agreement whereby Mr. Wells is released from his lock-up over the next 24 months on a pro-rata basis of 200,000 shares per month.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Common Stock; or
(D)
Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our company.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 500,000,000 shares of common stock, $0.001 par value per share.  Immediately prior to the Closing Date, there were 136,897,306 common shares issued and outstanding. After Closing (including the issuance of the shares in the Share Exchange Agreement, the PIPE investors and the consulting shares and subsequent to the cancellation of 76,860,000 shares), there will be 126,699,901 common shares issued and outstanding.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote.  Holders of common stock do not have cumulative voting rights.  Therefore, holders of a majority of the shares of common stock voting for the election of directors cannot necessarily elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

We are authorized to issue up to 10,000,000 shares of preferred stock, $0.001 par value per share.  As of the Closing there were no preferred shares issued or outstanding.

Warrants

At this time we have no warrants issued or outstanding.

Dividend Policy

It is unlikely that we will declare or pay cash dividends in the foreseeable future. We intend to retain earnings, if any, to expand our operations.

LIMITATIONS ON TRANSFER OF SHARES

The shares offered hereby have not been registered with the Commission pursuant to the Securities Act; however, they are deemed to be exempt from such registration pursuant to Regulation D Rule 506 of the Securities Act or Regulation S.  Even so, the shares are subject to a restriction on re-sale and will be marked as such on the face of the certificate.  In addition, there are limits on the resale of the shares by virtue of their corporate issuance.  Accordingly, an investment in the shares offered herein should be considered highly illiquid.

Item 3.02  Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, on February 3, 2010, we issued 48,000,000 shares of our common stock to the shareholders of Reach Messaging, Inc., in exchange for the shares held by these shareholders pursuant to the Share Exchange Agreement.  Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempted from registration pursuant to Section 4(2) of the Securities Act of 1933. We made this determination based on the representations that the Reach Messaging Shareholders were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that the Reach Messaging Shareholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents and not with a view to the resale or distribution thereof, and that the Reach Messaging Shareholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

As referenced in Item 1.01, the Company entered into a financing transaction with certain accredited investors.  Pursuant to the financing, we sold 6,300,000 shares of common stock for a total purchase price of $315,000 or $0.05 per share.  The foregoing securities were issued in reliance upon the exemption set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

As referenced in Item 1.01, the Company entered into consulting agreements with five service providers.  Pursuant to the agreements, we agreed to issue 12,000,000 shares of common stock as consideration for services rendered.  The foregoing securities were issued in reliance upon the exemption set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

Item 5.01  Changes in Control of Registrants

As more fully described in Item 2.01, on February 3, 2010, pursuant to the terms of the Share Exchange Agreement, the shareholders of Reach Messaging acquired a total of 48,000,000 shares of our issued and outstanding common stock and Fitra Iriani agreed to cancel her 76,860,000 shares of common stock.  As such, immediately following the Share Exchange Agreement, the shareholders of Reach Messaging, Inc. held approximately 44% of the voting power of our outstanding common stock, not including the shares issued to the PIPE Investors or the consultants.  Reference is made to the disclosures set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference.

As more fully explained in Item 5.02, in connection with the Closing of the Share Exchange Agreement, Fitra Iriani, the former Chairman of the Board of Directors, Chief Executive Officer and Chief Financial Officer, resigned from these positions and all other positions held in the Company.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Resignation of Directors

Effective February 3, 2010, Fitra Iriani resigned as the chairman and the sole member of our board of directors. Her resignation was not the result of any disagreements with us on any matters relating to our operations, policies and practices.

(b)	Resignation of Officers

Effective February 3, 2010, Fitra Iriani resigned as our Chief Executive Officer and all other offices that he held.  Her resignation was not the result of any disagreements with us on any matters relating to our operations, policies and practices.

(c)	Appointment of Directors

Effective February 3, 2010, the following persons were appointed as members of the Board of Directors:

Name	Age	Principal Positions With Us
Shane Gau	45	Chairman of the Board of Directors
Jason Campbell	38	Director
David R. Wells	47	Director

The business background descriptions of the newly appointed directors are as follows:

Shane Gau, Chief Executive Officer and Chairman

Shane Gau spent 12 years at AOL in numerous product and programming roles, including a principal product manager leading the AOL email and AIM product lines. He was also instrumental in launching Video@AOL. The last 4 years he has been Programming Director for AOL Network Solutions, where he launched and oversaw the AIM Bot and Expressions programs. Under his pervue, he grew the IP Bot relay program into a $3MM per year business and the AIM Expressions program generated over $2.5MM per year in 2009. He also grew the stable of AIM Bots from 5 to over 100 and oversaw numerous initiatives that enabled partners to expand their reach on the AOL network. Prior to joining AOL, he spent 6 years as a US Navy Intel officer. He is fluent in French and Russian.

Jason Campbell, Chief Technology Officer and Director

Jason Campbell began private technical consulting in 1992 after serving as a PATRIOT missileman in Desert Storm. In 1994, he founded Got.net, which would become Santa Cruz's most successful Internet business services company, and the county's second largest consumer ISP.  From 1999 to 2001, Jay joined enterprise email solution provider Mirapoint in Sunnyvale as web platform manager and interim business solutions manager.  In 2002, Jay returned to project work by forming what would become Santa Cruz Tech, a consultancy focusing on emerging online technologies. SCT provided solutions to companies such as Yahoo!, the Center for Investigative Research, UC Berkeley, and several smaller web start-ups.  In 2007 Jay co-founded Reach Messaging to architect a platform capable of scalable interaction with an indefinite number of AOL AIM instant messaging users. He currently serves as CTO, translating customer needs into technical solutions and driving software development.

David R. Wells, Chief Financial Officer, Secretary and Director

Mr. Wells is a senior financial executive with substantial financial management expertise, including representing public companies in its SEC reporting and compliance, investor relations, Sarbanes-Oxley compliance and implementation and fund-raising, significant experience in startup companies managing finance, accounting, administration, human resources and information systems departments, specializing in the technology and services industries. From December 2005 to September 2009, Mr. Wells was the CFO of Voyant International Corporation (OTCBB: VOYT) where Mr. Wells was responsible for all SEC filings, finance and accounting for the Company and participating in acquisitions, fund-raising and budgeting for future growth. In 1988, Mr. Wells obtained his M.B.A. in finance from Pepperdine University and he holds an undergraduate from Seattle Pacific University in finance and entrepreneurship.

Family Relationships

There are no relationships between any of the officers or directors of the Company.

(d)	Appointment of Officers

Effective February 3, 2010, the directors appointed the following persons as our executive officers, with the respective titles as set forth opposite his or her name below:

Name	Age	Principal Positions With Us
Shane Gau*	45	Chief Executive Officer
Jason Campbell*	38	Chief Technology Officer
David R. Wells*	47	Chief Financial Officer and Secretary

*See descriptions of the Company’s officers above.

(e)	Employment Agreements of the Executive Officers

The Company has entered into formal employment agreements with Mr. Gau its Chief Executive Officer and Mr. Wells, its Chief Financial Officer, copies of such agreements are filed hereto as Exhibits. The Company has not entered into a formal written employment agreement with its President and Chief Technology Officer, however, intends to enter into written employment agreements with him subsequent to the Closing.

Item 5.06  Change in Shell Company Status

As described in Item 1.01 of this Form 8-K, on February 3, 2010, the Company entered into the Exchange Agreement and consummated the Share Exchange, pursuant to which it acquired all of the issued and outstanding common shares of Reach Messaging, Inc. in exchange for the issuance of the Company’s Common Stock to the shareholders of the Company.

As a result of the Share Exchange, the shareholders of Reach Messaging exchanged 48,000,000 shares of common stock of Reach Messaging, representing 100% of the issued and outstanding stock of Reach Messaging, for 48,000,000 newly issued shares of the Company’s common stock, par value $0.001 per share, representing 44% of the Company’s issued and outstanding common stock.

As the result of the consummation of the Share Exchange, we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description
2.1	Share Exchange Agreement by and among FormulaWon, Inc. and Reach Messaging, Inc.
10.1	Subscription Agreement dated February 3, 2010
10.2	Employment Agreement dated February 3, 2010 with Shane Gau
10.3	Employment Agreement dated February 3, 2010 with David R. Wells
99.1	Audited Financial Statements for Reach Messaging, Inc. for the period ended December 31, 2008
99.2	Unaudited Financial Statements for Reach Messaging, Inc. for the period ended September 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FormulaWon, Inc.

/s/ Shane Gau
Shane Gau Chief Executive Officer

/s/ David R. Wells
David R. Wells Chief Financial Officer

Dated: February 4, 2010